UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (D)
of the Securities Exchange Act of 1934

Date of Report: January 29, 2008

(Date of earliest event reported)

SKY PETROLEUM, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-99455	32-0027992
(Commission File Number)	(IRS Employer Identification No.)
401 CONGRESS AVENUE, SUITE 1540, AUSTIN, TEXAS, 78701
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (512) 687-3427

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

Sky Petroleum Reports more than 10,832 barrels of oil Produced during December from two Mubarek Wells. On January 29, 2008, the Registrant released the press release filed herewith as Exhibit 99.1

Item 9.01     Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit 99.1	Description Press Release dated January 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKY PETROLEUM, INC.
(Registrant)
Date:	January 29, 2008	By:	/s/ Michael D. Noonan
Michael D. Noonan
VP Corporate

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 29, 2008